UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2010

Xplore Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas  78728
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:

(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on November 3, 2010, Xplore Technologies Corp. (the “Company”), and its wholly owned subsidiary Xplore Technologies Corporation of America (“Subsidiary,” together with the Company, the “Borrowers”), entered into an Exchange Agreement with Phoenix Venture Fund LLC (“Phoenix”), the Company’s principal stockholder, Philip Sassower, the Company’s Chief Executive Officer and Chairman of the Board and co-manager of the managing member of Phoenix, and entities controlled by Mr. Sassower, and other parties representing a majority in interest of the Company’s outstanding senior secured subordinated indebtedness (collectively, the “Noteholders”), pursuant to which the Noteholders agreed to exchange all of the Company’s outstanding senior secured subordinated indebtedness and secured subordinated indebtedness for shares of the Company’s Series D Participating Convertible Preferred Stock, par value $0.001 (the “Series D Preferred Stock”), at an exchange price of $1.00 per share for each $1.00 of such indebtedness (the “Recapitalization”).  The material terms of the Recapitalization were described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 10, 2010.

On December 16, 2010, the Company consummated the Recapitalization, issuing 9,498,364 shares of Series D Preferred Stock under the Exchange Agreement.  The Series D Preferred Stock issued under the Exchange Agreement is convertible into the Company’s common stock, $0.001 par value (“Common Stock”), at an initial conversion price of $0.04 per share.  Following the consummation of the Recapitalization, Phoenix beneficially owns 188,862,594 shares of Common Stock, which represents approximately 30.3% of the outstanding shares of Common Stock.  Following the consummation of the Recapitalization, Mr. Sassower and entities affiliated with him (other than Phoenix) beneficially owns 119,170,480 shares of Common Stock, which represents approximately 19.4% of the outstanding shares of Common Stock.  Accordingly, following the consummation of the Recapitalization, Phoenix and Mr. Sassower, together with affiliated entities, beneficially own approximately 49.7% of the outstanding shares of Common Stock.

In connection with the consummation of the Recapitalization, the Company entered into a Registrations Rights Agreement with Phoenix and the other holders of the Series D Preferred Stock.  Pursuant to the Registration Rights Agreement, the Company is obligated to file a registration statement on the appropriate form with the Securities and Exchange Commission within 60 days following written notice from holders of at least 20% of the outstanding shares of Series D Preferred Stock, registering the resale of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock issued under the Exchange Agreement, provided that the fair market value of the shares of Common Stock to be registered pursuant to the demand equals at least $2,000,000.  The Company is obligated to use its best efforts to cause the registration statement to be declared effective and will bear all expenses incurred in preparation and filing of the registration statement.  The holders of Series D Preferred Stock will have up to three demand registrations on Form S-1 or any successor thereof and up to four demand registrations on Form S-3 or any successor thereof.  In addition, Phoenix and the other recipients of the Series D Preferred Stock have “piggy-back” registration rights, pursuant to which they may include registrable securities held by them in any of the Company’s subsequent registration of securities, subject to certain conditions.

Section 3— Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Issuance of Series D Preferred Stock

Reference is made to the disclosure provided in response to Item 1.01 of this Form 8-K with respect to the issuance of 9,498,364 shares of Series D Preferred Stock pursuant to the Exchange Agreement, which disclosure is incorporated herein by this reference.

The offer and sale of the shares of Series D Preferred Stock pursuant to the Exchange Agreement without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 3(a)(9) of the Securities Act and in reliance on similar exemptions under applicable state laws.  No commission or other remuneration was paid or given directly or indirectly for soliciting the exchange of the Company’s indebtedness for shares of Series D Preferred Stock. The Company disclosed to the Noteholders that the shares of Series D Preferred Stock and the underlying Common Stock could not be sold unless they are registered under the Securities Act or unless an exemption from registration is available, and the certificates representing the Series D Preferred Stock include, and the certificates representing the Common Stock to be issued upon conversion of the Series D Preferred Stock will include, a legend to that effect, unless the shares represented by such certificates are eligible for resale without limitation pursuant to Rule 144 under the Securities Act.

Issuance of Bridge Notes and Bridge Warrants

As previously disclosed, on November 3, 2010, the Company also entered into Amendment No. 2 to the Note Purchase Agreement dated as of November 5, 2009 (the “Amendment Agreement”), which amended a previously executed Note Purchase Agreement (the “Original NPA”), as amended by Amendment No. 1 to the Note Purchase Agreement dated as of November 5, 2009 executed on August 18, 2010 (the “First Amendment”). Under the Original NPA, the Borrowers issued senior secured promissory notes in the aggregate principal amount of $3,210,000 and warrants to purchase 32,100,000 shares of Common Stock, at an exercise price of $0.10 per share.  The First Amendment provided that upon the approval of Phoenix in its sole discretion, the Borrowers could issue up to an additional $2,000,000 in aggregate principal amount of senior secured promissory notes (the “Bridge Notes”), and three-year warrants to purchase up to 28,571,429 shares of Common Stock at an exercise price of $0.07 per share (the “Bridge Warrants”). The Amendment Agreement provided for an increase in the aggregate principal amount of Bridge Notes to $3,000,000 in senior secured subordinated promissory notes and a decrease in the exercise price of the Bridge Warrants to $0.04, thereby providing for Bridge Warrants to purchase up to 75,000,000 shares of Common Stock at the new exercise price of $0.04 per share.  In addition, under the Amendment Agreement Bridge Warrants to purchase 12,142,858 shares of Common Stock at $0.07 per share previously issued under the First Amendment were replaced with Bridge Warrants to purchase 21,250,000 shares of Common Stock at $0.04 per share.

On December 16, 2010, immediately prior to the issuance of the Series D Preferred Stock pursuant to the Exchange Agreement, in connection with the final closing pursuant to the Amendment Agreement, the Borrowers issued a Bridge Note in the principal amount of $1,177,500 to Phoenix, together with Bridge Warrants to purchase 29,437,500 shares of Common Stock.  The Borrowers received $1,177,500 in gross proceeds for the Bridge Note and the Bridge Warrants issued at the final closing.  Phoenix had previously purchased Bridge Notes in the aggregate principal amount of $850,000.  In connection with the financing, Phoenix issued participation interests in one or more Bridge Notes in the aggregate principal amount of $1,027,500 and one or more Bridge Warrants to purchase an aggregate amount of 25,687,500 shares of Common Stock.  The Bridge Notes were exchanged for shares of Series D Preferred Stock pursuant to the Exchange Agreement.

The Bridge Note and Bridge Warrants, and the shares of Common Stock issuable upon exercise of the Bridge Warrants, were offered and sold to Phoenix in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws.  No general solicitation or general advertising was used in connection with the offering of the Bridge Note and Bridge Warrants.  The Company disclosed to Phoenix, and Phoenix disclosed to the participating investors, that the Bridge Note, the Bridge Warrants and the underlying Common Stock could not be sold unless they are registered under the Securities Act or unless an exemption from registration is available, and the Bridge Note and Bridge Warrants included, and the certificates representing the Common Stock to be issued upon exercise of the Bridge Warrants will include, a legend to that effect.

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

At our Annual Meeting of Stockholders held on December 16, 2010, our stockholders voted on six matters.  Our stockholders (i) approved the election of Francis J. Elenio, F. Ben Irwin, Thomas F. Leonardis, Brian Usher-Jones, Philip Sassower, and Andrea Goren to our board of directors, (ii) ratified the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2011, (iii) approved an Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 450,000,000 to 1,350,000,000, (iv) approved an Amended and Restated Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock, (v) approved an Amended and Restated Certificate of Incorporation to amend certain of the terms and provisions of our existing Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, and (vi) approved an amendment to our 2009 Stock Incentive Plan to increase the maximum number of shares of our common stock issuable under the plan from 25,000,000 to 75,000,000.

As of the close of business on October 25, 2010, the record date for the Annual Meeting, there were 155,157,673 shares of our common stock, 62,873,781 shares of our Series A Preferred Stock, 8,334,982 shares of our Series B Preferred Stock and 17,074,000 shares of our Series C Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting.  The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum.  At the Annual Meeting, holders of a total of 118,027,788 (76.1%) shares of our common stock were present, in person or by proxy, holders of a total of 53,992,097 (85.9%) shares of our Series A Preferred Stock, which shares are entitled to an aggregate of 77,115,006 votes on an as-converted basis, were present, in person or by proxy, holders of a total of 6,300,411 (75.6%) shares of our Series B Preferred Stock, which shares are entitled to an aggregate of 8,400,548 votes on an as-converted basis, were present, in person or by proxy, and holders of a total of 12,446,000 (72.9%) shares of our Series C Preferred Stock, which shares are entitled to an aggregate of 15,557,500 votes on an as-converted basis, were present, in person or by proxy.  The vote totals herein are presented on an as-converted basis with respect to our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, except for the election of the Series A directors, which are elected by only the holders of the Series A Preferred Stock, and except for the approval of the new Series D Preferred Stock, which must also be approved by each existing series of our preferred stock.  The tables below set forth information regarding the results of the voting at the Annual Meeting.

Proposal 1:  Voting tabulations for the election of the following individuals as directors for a one year term were as follows (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock presented together on an as-converted basis):

Name	Votes For	Votes Withheld
Francis J. Elenio	192,010,722	1,988,312
F. Ben Irwin	192,009,522	1,989,512
Thomas F. Leonardis	192,010,722	1,988,312
Brian Usher-Jones	191,548,983	2,450,051

Voting tabulations for the election of the following individuals as directors for a one year term were as follows (shares of our Series A Preferred Stock only):

Name	Votes For	Votes Withheld
Philip S. Sassower	53,345,033	0
Andrea Goren	53,345,033	0

Proposal 2:  The voting tabulation for the ratification of PMB Helin Donovan as our independent registered public accounting firm for the fiscal year ending March 31, 2011 was as follows (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock presented together on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
217,019,808	615,839	1,465,192	0

Proposal 3:  The voting tabulation for the approval of an Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 450,000,000 to 1,350,000,000 was as follows (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock presented together on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
215,931,303	2,595,392	574,144	0

Proposal 4:  The voting tabulation for the approval of an amendment to our Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock was as follows (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock presented together on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
192,567,820	2,122,504	232,881	24,177,634

The voting tabulation for the approval of an amendment to our Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock was as follows (shares of our Series A Preferred Stock only):

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,863,267	128,823	2	0

The voting tabulation for the approval of an amendment to our Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock was as follows (shares of our Series B Preferred Stock only):

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,250,702	332,354	147,059	1,570,297

The voting tabulation for the approval of an amendment to our Certificate of Incorporation to establish the terms and provisions of our new Series D Participating Convertible Preferred Stock was as follows (shares of our Series C Preferred Stock only):

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,550,000	100,000	0	796,000

Proposal 5:  The voting tabulation for the approval of an Amended and Restated Certificate of Incorporation to amend certain of the terms and provisions of our existing Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock was as follows (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock presented together on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
192,311,913	1,645,321	41,800	25,101,805

Proposal 6:  The voting tabulation for an amendment to our 2009 Stock Incentive Plan to increase the maximum number of shares of our common stock issuable under the plan from 25,000,000 to 75,000,000 (shares of our common stock and shares of our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock presented together on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,040,363	3,539,291	419,380	25,101,805

Reference is made to our Schedule 14A, dated November 10, 2010, containing the definitive Proxy Statement, which we distributed to our stockholders of record beginning on November 10, 2010.

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

On December 17, 2010, the Company issued a press release announcing the Company’s closing of the Recapitalization. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release dated December 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:	/s/Michael J. Rapisand
Name:	Michael J. Rapisand
Title:	Chief Financial Officer

Dated: December 17, 2010